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                                              EXHIBIT 10.11

GRAPHIC HOLDINGS, INC.
1996 STOCK OPTION PLAN



    1. Adoption and Purpose. The Company hereby adopts this Plan providing for the granting of stock options to employees of the Company and its Subsidiaries. The general purpose of the Plan is to promote the interests of the Company and its Subsidiaries by providing to their employees incentives to continue and increase their efforts with respect to, and remain in the employ of, the Company and its Subsidiaries. Options granted under the Plan will be "nonqualified stock options".



    2. Administration. The Plan will be administered by the Committee which shall be comprised of three or more persons. To the extent that any securities of the Company become publicly traded, each member of the Committee shall qualify as (a) an "outside director" within the meaning of
Section 162(m) of the Code and (b) a "non-employee director" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Exchange Act.



    Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to administer the Plan and to exercise all powers and authority either specifically granted to it under the Plan or necessary and advisable in the administration of the Plan, including without limitation the authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms of all options granted under the Plan (which need not be identical), the purchase price of the shares covered by each option, the individuals to whom and the time or times at which options shall be granted, when an option can be exercised and whether in whole or in installments, and the number of shares covered by each option; and to make all other necessary or advisable determinations with respect to the Plan.



    3. Participants. The Committee shall from time to time select the officers and key employees of the Company and its Subsidiaries to whom options are to be granted, and who will, upon such grant, become participants in the Plan.



    4. Shares Subject to Plan. The Committee may not grant options under the Plan for more than 200,000 shares of Common Stock and 60,000 shares of Preferred Stock, subject
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to any adjustment as provided in Section 15 hereof.  Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Preferred Stock or Common Stock or Preferred Stock held by the Company in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be reoffered under the Plan.



    5. Limitation on Number of Options. No person may be granted options under the Plan representing an aggregate of more than 80,000 shares of Common Stock and an aggregate of more than 25,000 shares of Preferred Stock.
The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 15 hereof.



    6. Grant of Options. All options under the Plan shall be granted by the Committee. The Committee shall determine the number of shares of Common Stock and Preferred Stock to be offered from time to time by grant of options to employees who are participants of the Plan (it being understood that more than one option may be granted to the same employee). The grant of an option to an employee shall not be deemed either to entitle the employee to, or to disqualify the employee from, participation in any other grant of options under the Plan.



    The grant of options shall be evidenced by stock option agreements containing such terms and provisions as are approved by the Committee, but not inconsistent with the Plan. The Company shall execute stock option agreements upon instructions from the Committee.



    7. Option Price. The purchase price of the Common Stock and/or Preferred Stock, as applicable, under each option shall be determined by the Committee, but shall not be less than (i) loo@ of the fair market value per share of the Common Stock or Preferred Stock, as applicable, on the date the option is granted or (ii) with respect to an option issued in exchange for a previously granted option in a substitution which is not treated as a modification of such option (or would be so treated if such option was an incentive stock option) pursuant to Section 424 of the Code, the appropriately adjusted exercise price determined in accordance with Section 424 and the regulations issued thereunder. The Committee shall determine the fair market value of the Common Stock or Preferred Stock, as applicable,
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on the date of grant, and shall set forth the determination in its minutes, using any reasonable valuation method.



    8. Option Period. The Option Period will begin on the date the option is granted, which will be the date the Committee authorizes the option unless the Committee specifies a later date. Unless otherwise specifically provided in the stock option agreement, no option may terminate later than the day prior to the tenth anniversary of the date the option is deemed granted. The Committee may provide for the exercise of options in installments and upon such terms, conditions and restrictions as it may determine. The Committee may provide in a stock option agreement for termination of an option in the case of termination of employment or for any other reason.



    9. Exercisability of Options. The Committee may in its discretion prescribe in the stock option agreement the installments, if any, in which an option granted under the Plan shall become exercisable; provided that no option shall be exercisable until the six-month anniversary of the date of its grant, except as provided in Section 16 hereof, as otherwise specifically provided in the stock option agreement or as the Committee otherwise determines.



    Except as otherwise provided herein or as otherwise specifically provided in the stock option agreement, no option may be exercised more than 30 days following the date that a participant ceases to be an employee of the Company or a Subsidiary.



    10. Payment; Method of Exercise. Payment shall be made in cash or the Committee may provide in the applicable stock option agmeement that the participant may make payment in shares of Common Stock or Preferred Stock already owned by the holder of the option or partly in cash and partly in such shares. No shares may be issued until full payment of the purchase price therefor has been made, and a participant will have none of the rights of a stockholder until shares are issued to him.



    An option may be exercised by written notice to the Company. Such notice shall state that the holder of the option elects to exercise the option, the number of shares in respect of which it is being exercised and the manner of payment for such shares and shall either (i) be accompanied by payment of the full purchase price of such shares or
(ii) fix a date (not more than 10 business days from the
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date of exercise) for the payment of the full purchase price of such shares. Cash payments shall be made by cash or check payable to the order of the Company. Common Stock or Preferred Stock payments (valued at fair market value on the date of exercise, as determined by the Committee) shall be made by delivery of stock certificates in negotiable form.
No option may be exercised for fewer than 100 shares unless such participant then holds exercisable options which, in the aggregate, are exercisable for fewer than 100 shares.



    ii. Withholding Taxes. If the Committee shall so require, as a condition of exercise, each participant shall agree that (a) no later than the date of exercise of any option, the participant will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any Federal, state or local taxes of any kind required by law to be withheld upon the exercise of such option (any such tax, a "Withholding Tax,,); and (b) the Company shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due to the participant, any such Withholding Tax.



    12. Rights in Event of Death or Total and
Permanent Disability.  If a participant (i) dies or
(ii) terminates employment due to his or her Disability, in either case prior to termination of his or her right to exercise an option in accordance with the provisions of his or her stock option agreement without having fully exercised the option, the option may be exercised, to the extent of the shares with respect to which the option could have been exercised, in the case of the participant's death, by the participant's estate or by the person or persons who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the participant, or, in the case of the participant's Disability, by the participant or, if applicable, his legal representative; provided, however, that the option must be exercised prior to the date of its expiration or 180 days from the date of the participant's death or cessation of employment due to Disability, whichever first occurs, or as otherwise specifically provided in the stock option agreement.



    13. Rights in Event of Involuntary Te=ination
Without Cause. If a participant's employment is involuntarily terminated without Cause by the Company or a Subsidiary prior to termination of his or her right to exercise an option in accordance with the provisions of his or her stock option agreement without having fully exercised
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the option, the option may be exercised, to the extent of
the shares with respect to which the option could have been exercised by the participant on the date of the participant's date of termination of employment, by the participant or his or her l.egal representative, as the case may be, provided that the option is exercised prior to the date of its expiration or 30 days from the date of the participant's termination of employment, whichever first occurs, or as otherwise specifically provided in the stock option agreement.



    14. Rights Upon Voluntary Termination of
Employment or Involuntary Termination of Emplovment for Cause. If a participa@ voluntarily terminates employment with the Company or a Subsidiary or if a participant's employment is involuntarily terminated by the Company or a Subsidiary for Cause, all options then held by the participant, whether or not then exercisable, shall cease to be exercisable and shall immediately terminate as of such employment termination date.



    15. Effect of Certain Chancres. If there is any change in the number of outstanding shares of Common Stock or Preferred Stock, as applicable, by reason of any stock dividend or stock split, then the number of shares of Common Stock and Preferred Stock available for options, the number of such shares covered by outstanding options, and the price per share of such options shall be proportionately adjusted by the Committee to reflect such stock split or stock dividend; provided, however, that no such adjustment shall be made if the Committee otherwise determines such adjustment to be inappropriate, and no adjustment shall be made with respect to the payment of dividends in the form of Preferred Stock paid in accordance with the terms of the Preferred Stock; provided, further, that any fractional shares resulting from such adjustment shall be eliminated; and -provided further, that no such adjustment shall be made to the extent that such adjustment would prevent the Company and another entity from utilizing the pooling of interests method of accounting in connection with a business combination involving such parties. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made in good faith by the Committee, whose determination in that respect shall be final, binding and conclusive.



    16. Termination of Plan Upon Company Sale. In the event of a sale of all or substantially all of the assets or
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outstanding voting securities of the Company by way of asset sale, merger or otherwise (a "Company Sale"), on the effective date of such Company Sale the Plan and, to the extent not then exercised, all then outstanding grants thereunder shall be terminated, shall be canceled without further cost or liability to the Company (or any successor thereto), and shall be null and void and of no further force or effect whatsoever; provided, however, that in the event the Company enters into a binding agreement with respect to a Company Sale (a "Company Sale Agreement") all options then outstanding shall become exercisable on such date as the Committee determines, which determination by the Committee shall be mandatory and such date, to the extent practicable, shall precede the effective date (the "Effective Date") of such Company Sale by no fewer than 30 days, and the Company shall provide notice of such Company Sale Agreement to each holder of options in accordance with the provisions of each such holder's stock option agreement, which notice shall include a description of the principal terms of such Company Sale Agreement (including the Effective Date) and, to the extent practicable, precede the Effective Date by no fewer than 30 days. Nothing herein shall affect the rights of any participant with respect to any options exercised in accordance with the terms of the Plan and the relevant stock option agreement prior to such Company Sale.



    17. Nonexclusive Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applica-ble only in specific cases.



    18. Securities Laws.  The obligation of the
Company to offer, sell and deliver shares with respect to options granted hereunder and the exercisability of options shall be subject to all applicable laws, rules and regulations, including all applicable Federal and state securities laws, the availability of exemptions from the registration requirements of such Federal and state securities laws, and the obtaining of all approvals by governmental authorities as may be deemed necessary or appropriate by the Board. In no event shall the Company be obligated to register shares under state or Federal securities laws, to comply with the requirements of any
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exemption from registration requirements or to take any
other action which may be required in order to permit, or to remove any prohibition or limitation on, the issuance of shares pursuant to the exercise of options granted hereunder which may be imposed by any applicable law, rule or regulation.



    19. Section 16 Persons. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.



    20. No Employment Rights.  The adoption of this
Plan and the grant of options shall not confer upon any participant any right to continued employment with the Company or any Subsidiary.



    21. Nonassignability. Except to the extent otherwise determined by the Committee, (i) options may not be transferred other than by will or by the laws of descent and distribution, and (ii) during a participant's lifetime, options granted to a participant may be exercised only by the participant or by his or her guardian or legal representative.



    22. Amendment or Discontinuance. The Plan may be amended or discontinued by the Board without the approval of the stockholders of the Company, except that stockholder approval shall be required for any amendment that would
(a) increase (except as provided in Section 15 hereof) the maximum number of shares of Common Stock or Preferred Stock for which options may be granted under the Plan, (b) change the class of employees eligible to participate in the Plan or (c) adopt any other amendments to the Plan that are considered material. No termination, modification or amendment of the Plan may, without the consent of the participant to whom any option shall theretofore have been granted, adversely affect the rights of such participant (or his or her transferee) under such option.



    23. Effect of Plan. Neither the adoption of the Plan nor any action of the Board or Committee shall be deemed to give any officer or employee any right to be granted an option to purchase Common Stock or Preferred
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Stock or any other rights except as may be evidenced by a
stock option agreement, or any amendment thereto, duly authorized by the Board or Committee and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein.



    24. Term. Unless sooner terminated by action of the Board, this Plan will terminate on the date which is ten years from the date of adoption of the Plan. The Committee may not grant options under the Plan after that date, but options granted before that date will continue to be effective in accordance with their terms.



    25. Effectiveness; Apiproval of Stockholders.  The
Plan shall take effect upon its adoption by the Board, but its effectiveness and the exercise of any options shall be subject to the approval of the holders of a majority of the voting shares of the Company, which approval must occur within twelve months after the date on which the Plan is adopted by the Board.



    26. GOVERNING LAW.  THE PLAN AND ANY OPTIONS
GRANTED THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT
REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAW.



    27. Definitions. For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:



  (a) "Board" means the board of directors of the Company.



  (b) "Cause,, means (i) the commission by a participant of an act of dishonesty, moral turpitude, gross incompetency or intentional or willful misconduct, which act occurs in the course of a participant's performance of his duties as an employee of the Company or a Subsidiary, (ii) the conviction of a participant for a felony or (iii) a deliberate, material breach by a participant of the terms of the Plan, any agreement issued under the Plan evidencing the grant of an option or any other agreement between a participant and the Company or a Subsidiary relating to any aspect of the participant's employment by the Company or a Subsidiary.
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  (c) "Code" means the Internal Revenue Code of
1986, as amended.



  (d) "Committee" means the Compensation Committee of the Board.



  (e) "Common Stock" means the common stock, par value $0.01 per share, of the Company which the Company is currently authorized to issue or may in the future be authorized to issue (as long as the Common Stock varies from that currently authorized, if at all, only in amount of par value).



  (f) "Company" means Graphic Holdings, Inc., a
Delaware corporation.



  (g) "Disability" means the total and permanent disability of a participant, as determined by the Committee based on an examination by a clualified medical doctor selected in good faith by the Committee, or it has the meaning otherwise specifically provided in the stock option agreement.



  (h) "Exchange Act" means the Securities Exchange
Act of 1934, as amended.



  (i) "Option Period" means the period during which an option may be exercised.



  (i) "Plan" means this Graphic Holdings, Inc. 1996
Stock Option Plan as amended from time to time.



  (k) "Preferred Stock" means the 15?6 Cumulative
Redeemable Preferred Stock, par value $0.01 per share, of the Company which the Company is currently authorized to issue or may in the future be authorized to issue (as long as the Preferred Stock varies from that currently authorized, if at all, only in amount of par value).



  (1) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corpora-tion in the unbroken chain owns stock possessing 50?6 or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.
The term "Subsidiaries" means more than one of any such corporations.